UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________________________

SCHEDULE 14A
______________________________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Filed by a Party other than the Registrant	☐

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RAFAEL HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

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RAFAEL HOLDINGS, INC.
520 Broad Street
Newark, New Jersey 07102
(212) 658-1450

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TIME AND DATE:	11:30 a.m., local time, on Wednesday, January 13, 2021.
PLACE:	Rafael Holdings, Inc.’s offices at 520 Broad Street, 4th Floor, Newark, New Jersey 07102.
ITEMS OF BUSINESS:	1.	To elect five directors, each for a term of one year.
	2.	To ratify the appointment of CohnReznick LLP as the Company’s independent registered public accounting firm for the Fiscal Year ending July 31, 2021.
	3.	To transact other business as may properly come before the Annual Meeting and any adjournment or postponement thereof.
RECORD DATE:	You can vote if you were a stockholder of record as of the close of business on November 19, 2020.
PROXY VOTING:	You can vote either in person at the Annual Meeting or by proxy without attending the meeting. See details under the heading “How Do I Vote?”
ANNUAL MEETING IN-PERSON ADMISSION:

If you are a stockholder of record, a form of personal photo identification must be presented in order to be admitted to the Annual Meeting. If your shares are held in the name of a bank, broker or other holder of record, you must bring with you to the Annual Meeting a brokerage statement or other written proof of ownership as of November 19, 2020, as well as a form of personal photo identification.

The Company requests that any stockholder seeking to attend the Annual Meeting in person first email the Company’s investor relations department at invest@rafaelholdings.com to RSVP.

ANNUAL MEETING TELEPHONIC ATTENDANCE:

If you are a stockholder of record or your shares are held in the name of a bank, broker or other holder of record as of November 19, 2020 and you want to attend the Annual Meeting via telephonic conference, you may email proof of ownership to the Company’s investor relations department at invest@rafaelholdings.com to request a listen-only dial-in telephone number to attend the Annual Meeting.

ANNUAL MEETING DIRECTIONS:	You may request directions to the Annual Meeting via email at invest@rafaelholdings.com or by calling Rafael Holdings Investor Relations at (212) 658-1450 ext. 7.

Important Notice Regarding the Availability of Proxy Materials for the Rafael Holdings, Inc. Stockholders Meeting to be Held on JANUARY 13, 2021: The Notice of Annual Meeting and Proxy Statement and the Company’s 2020 Annual Report of Form 10-K are available at:
https://rafaelholdings.irpass.com/Annual_Reports

BY ORDER OF THE BOARD OF DIRECTORS

Joyce Mason
Corporate Secretary

Newark, New Jersey
November 23, 2020

RAFAEL HOLDINGS, INC.
520 Broad Street
Newark, New Jersey 07102
(212) 658-1450

________________________

PROXY STATEMENT

________________________

GENERAL INFORMATION

Introduction

This Proxy Statement is being furnished to the stockholders of record of Rafael Holdings, Inc., a Delaware corporation (the “Company” or “Rafael ”) as of the close of business on November 19, 2019, in connection with the solicitation by the Company’s Board of Directors (the “Board of Directors”) of proxies for use in voting at the Company’s 2021 Annual Meeting of Stockholders (the “Annual Meeting”). The Annual Meeting will be held on Wednesday, January 13, 2021 at 11:30 a.m., local time, at the Company’s offices at 520 Broad Street, 4th Floor, Newark, New Jersey 07102. The shares of the Company’s Class A common stock, par value $0.01 per share (“Class A Common Stock”) and Class B common stock, par value $0.01 per share (“Class B Common Stock”) present at the Annual Meeting or represented by the proxies received by Internet or mail (properly marked, dated and executed) and not revoked, will be voted at the Annual Meeting. This Proxy Statement is being mailed to the Company’s stockholders starting on or about December 2, 2020.

Solicitation and Voting Procedures

This solicitation of proxies is being made by the Company. The solicitation is being conducted by mail and by e-mail, and the Company will bear all attendant costs. These costs will include the expense of preparing and mailing proxy materials for the Annual Meeting and any reimbursements paid to brokerage firms and others for their expenses incurred in forwarding the solicitation materials regarding the Annual Meeting to the beneficial owners of the Company’s Class A Common Stock and Class B Common Stock. The Company may conduct further solicitations personally, by telephone or by facsimile through its officers, directors and employees, none of whom will receive additional compensation for assisting with the solicitation.

The close of business in New York, NY on Thursday, November 19, 2020 has been fixed as the record date (the “Record Date”) for determining the holders of shares of Class A Common Stock and Class B Common Stock entitled to notice of, and to vote at, the Annual Meeting. As of the close of business on the Record Date, the Company had 15,784,414 shares issued and outstanding and entitled to vote at the Annual Meeting, consisting of 787,163 shares of Class A Common Stock and 15,041,661 shares of Class B Common Stock.

Stockholders are entitled to three votes for each share of Class A Common Stock held by them and one-tenth of one vote for each share of Class B Common Stock. The holders of Class A Common Stock and Class B Common Stock will vote as a single body on all matters presented to the stockholders. There are no dissenters’ rights of appraisal in connection with any proposal.

How Do I Vote?

You can vote either in person at the Annual Meeting or by proxy without attending the meeting.

Beneficial holders of the Company’s Class A Common Stock and Class B Common Stock as of the Record Date whose stock is held of record by another party should receive voting instructions from their bank, broker or other holder of record. If a stockholder’s shares are held through a nominee and the stockholder wants to vote at the meeting, such stockholder must obtain a proxy from the nominee record holder authorizing such stockholder to vote at the Annual Meeting.

Stockholders of record should receive a paper copy of our proxy materials and may vote by following the instructions on the proxy card that is included with the proxy materials. As set forth on the proxy card, there are two convenient methods for holders of record to direct their vote by proxy without attending the Annual Meeting: on the Internet or by mail. To vote by Internet, visit www.voteproxy.com. To vote by mail, mark, date and sign the enclosed proxy card and return it in the postage-paid envelope provided. Holders of record may also vote by attending the Annual Meeting and voting by ballot.

All shares for which a proxy has been duly executed and delivered (by Internet or mail) and not revoked will be voted at the Annual Meeting. If a stockholder of record signs and returns a proxy card but does not give voting instructions, the shares represented by that proxy will be voted as recommended by the Board of Directors. If any other matters are properly presented at the Annual Meeting for consideration and if you have voted your shares by Internet or mail, the persons named as proxies will have the discretion to vote on those matters for you. On the date of filing this Proxy Statement with the Securities and Exchange Commission (the “SEC”), the Board of Directors did not know of any other matter to be raised at the Annual Meeting.

How Can I Change My Vote?

A stockholder of record can revoke his, her or its proxy at any time before it is voted at the Annual Meeting by delivering to the Company (to the attention of Joyce J. Mason, Esq., Corporate Secretary) a written notice of revocation or by executing a later-dated proxy by Internet or mail, or by attending the Annual Meeting and voting in person.

If your shares are held in the name of a bank, broker, or other nominee, you must obtain a proxy executed in your favor from the holder of record (that is, your bank, broker, or nominee) to be able to vote at the Annual Meeting.

Quorum and Vote Required

The presence at the Annual Meeting of a majority of the voting power of the Company’s outstanding Class A Common Stock and Class B Common Stock (voting together), either in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. Abstention votes and any broker non-votes (i.e., votes withheld by brokers on non-routine proposals in the absence of instructions from beneficial owners) will be counted as present or represented at the Annual Meeting for purposes of determining whether a quorum exists.

The affirmative vote of a majority of the voting power present (in person or by proxy) at the Annual Meeting and casting a vote on a Proposal will be required for the approval of the election of any director (Proposal No. 1) and the ratification of the appointment of the Company’s independent registered public accounting firm (Proposal No. 2). This means that the number of votes cast “for” a Proposal must exceed the number of votes cast “against” that Proposal. Abstentions are not counted as votes “for” or “against” a nominee or any of these proposals.

If you are a beneficial owner whose shares are held of record by a broker, you must instruct your broker how to vote your shares. If you do not provide voting instructions, your shares will not be voted on any proposal on which the broker does not have discretionary authority to vote. This is called a “broker non-vote.” In these cases, the broker can register your shares as being present at the Annual Meeting for purposes of determining the presence of a quorum but will not be able to vote on those matters for which specific authorization is required under the rules of the New York Stock Exchange (“NYSE”). In the event of a broker non-vote or an abstention with respect to any proposal coming before the Annual Meeting, the shares represented by the relevant proxy will not be deemed to be present and entitled to vote on those proposals for the purpose of determining the total number of shares of which a majority is required for adoption, having the practical effect of reducing the number of affirmative votes required to achieve a majority vote for such matters by reducing the total number of shares from which a majority is calculated.

If you are a beneficial owner whose shares are held of record by a broker, your broker does not have discretionary authority to vote on Proposal No. 1 or on any stockholder proposal without instructions from you, in which case a broker non-vote will occur and your shares will not be voted on these matters. However, if you are a beneficial owner whose shares are held of record by a broker, your broker has discretionary voting authority under NYSE rules to vote your shares on the ratification of the Company’s independent registered public accounting firm (Proposal No. 2), even if the broker does not receive voting instructions from you.

How Many Votes Are Required to Approve Other Matters?

Unless otherwise required by law or the Company’s Bylaws, the affirmative vote of a majority of the voting power represented at the Annual Meeting and entitled to vote will be required for other matters that may properly come before the meeting.

Stockholders Sharing the Same Address

We are sending only one copy of the Annual Report on Form 10-K for the Fiscal Year ended July 31, 2020 (the “2020 Annual Report”) and this Proxy Statement to stockholders of record who share the same last name and address, unless they have notified the Company that they want to continue to receive multiple copies. This practice, known as “householding,” is designed to reduce duplicate mailings and printings and postage costs. However, if any stockholder residing at such address wishes to receive a separate 2020 Annual Report or Proxy Statement in the future, he or she may contact Joyce J. Mason, Esq., Corporate Secretary, Rafael Holdings, Inc., 520 Broad Street, Newark, New Jersey 07102, or by phone at (973) 438-3500, and we will promptly forward to such stockholder a separate 2020 Annual Report or Proxy Statement. The contact information above may also be used by members of the same household currently receiving multiple copies of the 2020 Annual Report and Proxy Statement in order to request that only one set of materials be sent in the future.

Fiscal Year

The Company’s fiscal year ends on July 31 of each calendar year. Each reference to a fiscal year refers to the fiscal year ending in the calendar year indicated (e.g., Fiscal 2020 refers to the Fiscal Year ended July 31, 2020).

CORPORATE GOVERNANCE

Introduction

The Company has in place a comprehensive corporate governance framework that reflects the corporate governance requirements of the Sarbanes-Oxley Act of 2002, the rules and regulations promulgated under the Securities Exchange Act of 1934, as amended, and the corporate governance-related listing requirements of the New York Stock Exchange.

In accordance with applicable sections of the New York Stock Exchange Listed Company Manual, the Company has adopted a set of Corporate Governance Guidelines and a Code of Business Conduct and Ethics, the full texts of which are available for your review in the Governance section of our website at https://rafaelholdings.irpass.com/Governance and which also are available in print to any stockholder upon written request to the Corporate Secretary.

Director Independence

The Corporate Governance Guidelines adopted by the Board of Directors provide that a majority of the members of the Board of Directors, and each member of the Audit, Compensation and Corporate Governance Committees, must meet the independence requirements set forth therein. The full text of the Corporate Governance Guidelines, including the independence requirements, is available for your review in the Governance section of our website at https://rafaelholdings.irpass.com/Governance. For a director to be considered independent, the Board of Directors must determine that a director meets the Independent Director Qualification Standards set forth in the Corporate Governance Guidelines, which comply with the New York Stock Exchange Listed Company Manual definitions of independent, and is free from any material relationship with the Company and its executive officers. The Board of Directors considers all relevant facts and circumstances known to it in making an independence determination, and not merely from the standpoint of the director, but also from that of persons or organizations with which the director has an affiliation or significant financial interest. In addition to considering all relevant information available to it, the Board of Directors uses the following categorical Independent Director Qualification Standards in determining the “independence” of its directors:

1.      During the past three years, the Company shall not have employed the director, or, except in a non-officer capacity, any of the director’s immediate family members;

2.      During the past three years, the director shall not have received, and shall not have an immediate family member who has received, during any twelve-month period within the last three years, more than $120,000 in direct compensation from the Company, other than director and committee fees and pension or other forms of deferred compensation for prior service (provided such compensation is not contingent in any way on continued service);

3.      (a) The director shall not be a current partner or employee of a firm that is the Company’s internal or external auditor, (b) the director shall not have an immediate family member who is a current partner of such firm, (c) the director shall not have an immediate family member who is a current employee of such firm and personally works on the Company’s audit, and (d) neither the director nor any of his or her immediate family members shall have been, within the last three years, a partner or employee of such firm and personally worked on the Company’s audit within that time;

4.      Neither the director, nor any of his or her immediate family members, shall be, or shall have been within the last three years, employed as an executive officer of another company where any of the Company’s present executive officers at the same time serves or served on that company’s compensation (or equivalent) committee; and

5.      The director shall not be a current employee and shall not have an immediate family member who is a current executive officer of a company (excluding tax exempt organizations) that has made payments to, or received payments from, the Company for property or services in an amount which, in any of the last three fiscal years, exceeds the greater of (a) $1,000,000 or (b) two percent of the consolidated gross revenues of such other company. The Corporate Governance Committee will review the materiality of such relationship to tax exempt organizations to determine if such director qualifies as independent.

Based on the review and recommendation of the Corporate Governance Committee, the Board of Directors has determined that each of Stephen Greenberg, Boris C. Pasche and Michael J. Weiss is independent in accordance with the Corporate Governance Guidelines and, thus, that a majority of the director nominees, and each member or nominee intended to become a member of the Audit, Compensation and Corporate Governance Committees is independent.

The Corporate Governance Committee considered the following relationships between the Company and Dr. Michael Weiss in determining Dr. Weiss’ independence: Dr. Weiss joined the board of directors of the Company upon the spinoff from IDT Corporation in March 2018 (the “Spin-Off”). Prior to the Spin-Off, Dr. Weiss became a 0.25% owner of the equity of CS Pharma Holdings, LLC, a limited liability company of which the Company is an effective 45% owner. Dr. Weiss was not a director or otherwise a “Related Person” of the Company at the time of the transaction. The Corporate Governance Committee determined, after considering the timing, ownership and financial interest of Dr. Weiss in CS Pharma, that the foregoing relationship did not impact Dr. Weiss’ independence. The Corporate Governance Committee (with Dr. Weiss abstaining), therefore, recommended that the Board of Directors determine that Dr. Weiss be deemed independent in accordance with the Corporate Governance Guidelines. The Board of Directors (with Dr. Weiss abstaining) accepted the Corporate Governance Committee’s recommendation.

As used herein, the term “non-employee director” shall mean any director who is not an employee of, or consultant to, the Company. Therefore, Howard Jonas is not a non-employee director. If elected, Rachel Jonas will serve as a non-employee director. None of the other non-employee directors or director nominees had any relationships with the Company that the Corporate Governance Committee was required to consider when reviewing independence.

Director Selection Process

The Nominating Committee will consider director candidates recommended by the Company’s stockholders. Stockholders may recommend director candidates by contacting the Chairman of the Board as provided under the heading “Director Communications.” The Nominating Committee considers candidates suggested by its members, other directors, senior management and stockholders in anticipation of upcoming elections and actual or expected board vacancies. All candidates, including those recommended by stockholders, are evaluated on the same basis in light of the entirety of their credentials and the needs of the Board of Directors and the Company. Of particular importance is the candidate’s wisdom, integrity, ability to make independent analytical inquiries, understanding of the business environment in which the Company operates, as well as his or her potential contribution to the diversity of the Board of Directors and his or her willingness to devote adequate time to fulfill duties as a director. Under “Proposal No. 1 — Election of Directors” below, we provide an overview of each nominee’s experience, qualifications, attributes and skills that led the Nominating Committee and the Board of Directors to determine that each nominee should serve as a Director.

Director Communications

Stockholders and other interested persons seeking to communicate directly with the Board of Directors, with the lead independent director (currently Mr. Greenberg) or the non-employee directors as a group, should submit their written comments c/o Lead Independent Director at our principal executive offices, Rafael Holdings, Inc., 520 Broad Street, Newark, New Jersey 07102. The lead independent director will review any such communication at the next regularly scheduled Board meeting unless, in his or her judgment, earlier communication to the Board is warranted. If a stockholder communication raises concerns about the ethical conduct of the Company or its management, it should be sent directly to our Corporate Secretary, Joyce J. Mason, Esq., at our principal executive offices, Rafael Holdings, Inc., 520 Broad Street, Newark, New Jersey 07102. The Corporate Secretary will promptly forward a copy of any such communication to the Chairman of the Audit Committee and, if appropriate, our Chairman of the Board, and they will take such actions as they deem necessary to ensure that the subject matter is addressed by the appropriate committee of the Board of Directors, by management and/or by the full Board of Directors.

The Corporate Secretary may filter out and disregard or re-direct (without providing a copy to the directors or advising them of the communication), or may otherwise handle at his or her discretion, any director communication that falls into any of the following categories:

•        Obscene materials;

•        Unsolicited marketing or advertising material or mass mailings;

•        Unsolicited newsletters, newspapers, magazines, books and publications;

•        Surveys and questionnaires;

•        Resumes and other forms of job inquiries;

•        Requests for business contacts or referrals;

•        Material that is threatening or illegal; or

•        Any communications or materials that are not in writing.

In addition, the Corporate Secretary may handle in her discretion any director communication that can be described as an “ordinary business matter.” Such matters include the following:

•        Routine questions, service and product complaints and comments that can be appropriately addressed by management; and

•        Routine invoices, bills, account statements and related communications that can be appropriately addressed by management.

BOARD OF DIRECTORS AND COMMITTEES

The Board of Directors held seven meetings in Fiscal 2020. In Fiscal 2020, each of the Company’s directors attended or participated in 75% or more of the aggregate of (i) the total number of regularly scheduled meetings of the Board of Directors held during the period in which each such director served as a director and (ii) the total number of regularly scheduled meetings held by all committees of the Board of Directors during the period in which each such director served on such committees.

Directors are encouraged to attend the Company’s annual meetings of stockholders, and the Company generally schedules a meeting of the Board of Directors on the same date and at the same place as the annual meeting of stockholders to encourage director attendance. All of the members constituting the Board of Directors at the time of the 2020 Annual meeting of stockholders attended that meeting with Stephen Greenberg attending the meeting telephonically.

Board of Directors Leadership Structure and Risk Oversight Role

Our Chairman of the Board, Howard Jonas, provides overall leadership to the Board of Directors. The Board recognizes that one of its key responsibilities is to evaluate and determine its optimal leadership structure so as to provide independent oversight of management. The Board understands that there is no single, generally accepted approach to providing Board leadership, and that given the dynamic and competitive environment in which we operate, the appropriate Board leadership structure may vary as circumstances warrant. The Board has determined that, given Howard Jonas’ leadership skills, relationships with the members of management and other members of the Board, and prior positions where he acted as leader and provided oversight over different bodies, that he is well suited to be the Chairman of the Board at the present time, while, as Chief Executive Officer, he provides leadership in respect to the day-to-day management and operation of the Company’s businesses.

The Board of Directors, directly and through its committees, has responsibility for the oversight of risk management, including the review of the policies with respect to risk management and risk assessment. The risk management oversight roles of the Audit, Compensation and Corporate Governance Committees discussed below, which are comprised solely of independent directors, provide an appropriate and effective balance to the Chairman of the Board’s role. With the oversight of the full Board of Directors, the Company’s senior management is responsible for the day-to-day management of the material risks the Company faces. The Board of Directors is required to satisfy itself that the risk management process implemented by management is adequate and functioning as designed.

The New York Stock Exchange Listed Company Manual requires that the independent directors of the Company meet at least annually in executive session without the presence of non-independent directors and management. These executive sessions are held at every regularly scheduled meeting of the Board of Directors.

Stephen Greenberg, an independent director, has served as the “Lead Independent Director,” since March 26, 2018.

As stated above, each of the Audit, Compensation and Corporate Governance Committees oversee certain aspects of risk management and report their respective findings to the full Board of Directors on a quarterly basis, and as is otherwise needed. The Audit Committee is responsible for overseeing risk management of financial matters, financial reporting, the adequacy of the risk-related internal controls, internal investigations, and security risks, generally. The Compensation Committee oversees risks related to compensation policies and practices. The Corporate Governance Committee oversees our Corporate Governance Guidelines and governance-related risks, such as board independence, as well as senior management and director succession planning.

Board Committees

The Board of Directors established an Audit Committee, a Compensation Committee, a Corporate Governance Committee and a Nominating Committee.

Audit Committee

The Audit Committee consists of Mr. Stephen Greenberg (Chairman), Dr. Boris Pasche and Dr. Michael Weiss, and is responsible for, among other things, the appointment, compensation, removal and oversight of the work of the Company’s independent registered public accounting firm. The Audit Committee also oversees management’s performance of its responsibility for the integrity of the Company’s accounting and financial reporting and its systems of internal controls, the performance of the Company’s internal audit function and the Company’s compliance with legal and regulatory requirements. The Audit Committee operates under a written Audit Committee charter adopted by the Board of Directors, which can be found in the Governance section of our web site, https://rafaelholdings.irpass.com/Committees, and is also available in print to any stockholder upon request to the Corporate Secretary. The Audit Committee held four meetings during Fiscal 2020. The Board of Directors, upon recommendation of the Corporate Governance Committee, has determined that (i) all of the members of the Audit Committee are independent within the meaning of the applicable New York Stock Exchange listing standards and Rule 10A-3(b) under the Securities Exchange Act of 1934, and (ii) that Mr. Greenberg qualifies as an “audit committee financial expert” in accordance with the SEC rules.

Compensation Committee

The Compensation Committee is responsible for, among other things, reviewing, evaluating and approving all compensation arrangements for the executive officers of the Company, evaluating the performance of executive officers, administering the Company’s 2018 Equity Incentive Plan (the “2018 Plan”), and recommending to the Board of Directors the compensation for Board members, such as retainers, committee and other fees, stock option, restricted stock and other stock awards, and other similar compensation as deemed appropriate. The Compensation Committee confers with the Company’s executive officers when making the above determinations. The Compensation Committee consists of Drs. Weiss (Chairman) and Pasche and Mr. Greenberg. The Compensation Committee held five meetings during Fiscal 2020. The Compensation Committee operates under a written charter adopted by the Board of Directors, which can be found in the Governance section of our web site, https://rafaelholdings.irpass.com/Committees, and which is also available in print to any stockholder upon request to the Corporate Secretary. The Board of Directors, upon recommendation of the Corporate Governance Committee, has determined that the members of the Compensation Committee are independent within the applicable New York Stock Exchange listing standards and the categorical standards set forth above.

Compensation Committee Interlocks and Insider Participation

None of the members of the Compensation Committee has served as an officer or employee of the Company or has any relationship with the Company that is required to be disclosed under the heading “Related Person Transactions.” No executive officer of the Company served or serves on the compensation committee (or other board committee performing equivalent functions) of any company that employed or employs as an executive officer any member of the Company’s Compensation Committee.

Corporate Governance Committee

The Corporate Governance Committee is responsible for, among other things, reviewing and reporting to the Board of Directors on matters involving relationships among the Board of Directors, the stockholders and senior management. The Corporate Governance Committee (i) reviews the Corporate Governance Guidelines and other policies and governing documents of the Company and recommends revisions as appropriate, (ii) reviews any potential conflicts of interests of independent directors, (iii) reviews and monitors related person transactions, (iv) oversees the self-evaluations of the Board of Directors, the Audit Committee and the Compensation Committee and (v) reviews and determines director independence, and makes recommendations to the Board of Directors regarding director independence. The Corporate Governance Committee consists of Drs. Weiss (Chairman) and Pasche and Mr. Greenberg. The Corporate Governance Committee held five meetings in Fiscal 2020. The Corporate Governance Committee operates under a written charter adopted by the Board of Directors, which can be found in the Governance section of our web site, https://rafaelholdings.irpass.com/Committees, and which is also available in print to any stockholder upon request to the Corporate Secretary. The Board of Directors, upon recommendation of the Corporate Governance Committee, has determined that all of the members of the Corporate Governance Committee are independent within the applicable New York Stock Exchange listing standards and the categorical standards set forth above.

Nominating Committee

The Nominating Committee is responsible for overseeing nominations to the Board of Directors, including: (i) developing the criteria and qualifications for membership on the Board of Directors, (ii) recommending candidates to fill new or vacant positions on the Board of Directors, and (iii) conducting appropriate inquiries into the backgrounds of potential candidates. A summary of new director qualifications can be found under the heading “Director Selection Process.” The Nominating Committee currently consists of Stephen Greenberg (Chairman) and Dr. Weiss. The Board of Directors has determined that both of the members of the Nominating Committee are independent within the applicable New York Stock Exchange listing standards. The Nominating Committee operates under a written charter adopted by the Board of Directors, which can be found in the Governance section of our web site, https://rafaelholdings.irpass.com/Committees, and which is also available in print to any stockholder upon request to the Corporate Secretary. The Nominating Committee held one (1) meeting during Fiscal 2020.

FISCAL 2020 COMPENSATION FOR NON-EMPLOYEE DIRECTORS

Annual compensation for non-employee directors for Fiscal 2020 was comprised of equity compensation, consisting of awards of restricted shares of Class B Common Stock, and cash compensation. Each of these components is described in more detail below.

Pursuant to the Company’s 2018 Plan, each non-employee director of the Company who attends at least 75% of the regularly scheduled meetings of the Board of Directors during a calendar year will receive an annual cash retainer of $25,000. Such payment is to be made in January of the calendar year following attendance of at least 75% of the regularly scheduled Board meetings during the preceding year, and will be pro-rated based on the quarter for non-employee directors who join the Board of Directors or depart from the Board of Directors during the prior year, if such director attended 75% of the applicable board meetings for such partial year. The Company’s Chief Executive Officer may, in his discretion, waive the requirement of 75% attendance by a director to receive the annual retainer in the case of mitigating circumstances. In addition, each non-employee member of our Board of Directors will receive an annual grant of 4,203 restricted shares of our Class B Common Stock on a go forward basis (pro-rated based on the quarter in which he or she joins the Board). Such grant will be made on or about each January 5th and the shares will vest in full immediately upon grant. The Compensation Committee believes that our director compensation is fair and appropriate in light of the responsibilities and obligations of our directors. The Compensation Committee will periodically review our director compensation practices. Directors do not receive any annual fees for committee services (except fees for serving on a special committee), nor are there any additional fees paid to the lead independent director or for other board or committee roles.

2020 Director Compensation Table

The following table lists the Fiscal 2020 compensation for each person who served as a non-employee director during Fiscal 2020. This table does not include compensation to Howard S. Jonas, who serves as a director and is a named executive officer, as he is not a non-employee director, and, thus, did not receive compensation for his service as a director during Fiscal 2020. Mr. Howard Jonas’ compensation is set forth in the Executive Compensation section of this Proxy Statement.

Name	Dates of Board Service During 2019	Fees Earned or Paid in Cash ($)		Fees Earned or Paid in Stock ($)	Stock Awards(1) ($)	All Other Compensation ($)	Total ($)
Stephen Greenberg	01/01/2020 – 12/31/2020	$75,000	(2)	$—	$70,127	$—	$145,127
Boris C. Pasche	01/01/2020 – 12/31/2020	$75,000	(2)	$—	$70,127	$—	$145,127
Michael J. Weiss	01/01/2020 – 12/31/2020	$25,000		$—	$70,127	$—	$95,127

____________

(1)      Represents the (i) grant date fair value of an award of 4,203 shares of the Company’s Class B Common Stock on January 5, 2020, computed in accordance with FASB ACS Topic 718R.

(2)      Includes additional fees in the amount of $50,000 for such director’s service on a special committee of the Company’s Board of Directors that has been designated to consider certain matters.

Non-employee directors held the following shares of the Company’s Class B Common Stock granted for director service, and options to purchase shares of Class B Common Stock of the Company, as of July 31, 2020:

Name	Class B Common Stock	Options to Purchase Class B Common Stock
Stephen Greenberg	8,406	—
Boris C. Pasche	8,406	—
Michael J. Weiss	8,406	—

RELATED PERSON TRANSACTIONS

Review of Related Person Transactions

The Board of Directors has adopted a Statement of Policy with respect to Related Person Transactions, which is administered by the Corporate Governance Committee. This policy covers any transaction or series of transactions in which the Company or a subsidiary is a participant, the amount involved exceeds $120,000 and a Related Person has a direct or indirect material interest. Related Persons include directors, director nominees, executive officers, any beneficial holder of more than 5% of any class of the Company’s voting securities, and any immediate family member of any of the foregoing persons. The policy also covers transactions which, despite not meeting all of the criteria set forth above, would otherwise be considered material to investors based on qualitative factors, as determined by the Corporate Governance Committee with input from the Company’s management and advisors. Transactions that fall within the definition are considered by the Corporate Governance Committee for approval, ratification or other action. Based on its consideration of all of the relevant facts and circumstances, the Corporate Governance Committee will decide whether or not to approve such transactions and will approve only those transactions that are in the best interests of the Company and its stockholders. If the Company becomes aware of an existing Related Person Transaction that has not been approved under this policy, the matter will be referred to the Corporate Governance Committee. The Corporate Governance Committee will evaluate all options available, including ratification, revision or termination of such transaction.

Transactions with Related Persons, Promoters and Certain Control Persons

All of the following Related Person Transactions were approved in accordance with the policy described above:

Trusts for the benefit of Howard S. Jonas’ nine children, if aggregated together, own a controlling interest in the Company. Howard S. Jonas’ total compensation during Fiscal 2020 is set forth in the Summary Compensation Table of this Proxy Statement.

On March 26, 2018, IDT Corporation (“IDT”) spun off the Company. In connection with the spin-off, IDT and the Company entered into a Transition Services Agreement, dated March 26, 2018 (the “TSA”), pursuant to which IDT, for which Howard S. Jonas serves as the Chairman of the Board, provides certain services to the Company. Trusts for the benefit of Howard Jonas’ nine children, if aggregated together, own a controlling interest in each of the Company and IDT. The services provided by IDT under the TSA include, but are not limited to: administrative, tax and legal. IDT billed the Company a total of $380,000 under the TSA during Fiscal 2020 and $30,000 for invoices paid by IDT on the Company’s behalf. In addition, during Fiscal 2020, the Company billed IDT $58,000 for real estate advisory services provided to IDT. As of July 31, 2020, the Company owed IDT $29,000.

IDT leases space from the Company at 520 Broad Street, Newark, NJ and in Jerusalem, Israel. IDT leases approximate 80,000 square feet of office space plus parking spaces occupied by IDT at 520 Broad Street, Newark, NJ and approximately 3,600 square feet of office space in Jerusalem, Israel. IDT paid the Company $1.8 million for office rent and parking during Fiscal 2020. As of July 31, 2020, IDT owed the Company $47,000 for office rent and parking.

Genie Energy, Ltd. (“Genie”), a Company for which Howard S. Jonas serves as the Chairman of the Board, and of which Michael Stein, his son-in-law, is the Chief Executive Officer, leases office space from the Company at 520 Broad Street. Trusts for the benefit of Howard Jonas’ nine children, if aggregated together, own a controlling interest in Genie and the Company. Billings for such services totaled approximately $224,000 in Fiscal 2020. The Company charges Genie $23.46 per square foot annually for approximately 8,631 square feet of space. As of July 31, 2020, Genie had no amounts due to the Company.

The Company provides Rafael Pharmaceuticals, Inc. (“Rafael Pharma”) with administrative, finance, accounting, tax and legal services. The Company owns 51% of the outstanding capital stock (37% of the capital stock on a fully diluted basis (excluding the remainder of the warrant)) of Rafael Pharma. Howard S. Jonas serves as Chairman of the Board of Rafael Pharma and owns an equity interest in Rafael Pharma. The Company billed Rafael Pharma $480,000 during Fiscal 2020. As of July 31, 2020, Rafael Pharma owed the Company $120,000.

On February 3, 2020, Rafael Pharma entered into a Line of Credit Loan Agreement (“Line of Credit Agreement”) with RP Finance, LLC (“RP Finance”), which provides a revolving commitment of up to $50,000,000 to fund clinical trials and other capital needs.

The Company owns 37.5% of the equity interests in RP Finance and is required to fund 37.5% of funding requests from Rafael Pharma under the Line of Credit Agreement. Howard Jonas, the Company’s Chairman and Chief Executive Officer, is Chairman of the Board of Rafael Pharma and owns an equity interest in Rafael Pharma. Mr. Jonas owns 37.5% of the equity interests in RP Finance, and is required to fund 37.5% of funding requests from Rafael Pharma under the Line of Credit Agreement. The remaining 25% equity interests in RP Finance is owned by other stockholders of Rafael Pharma. In connection with entering into the Line of Credit Agreement, Rafael Pharma agreed to issue to RP Finance shares of its common stock representing 12% of the issued and outstanding shares of Rafael Pharma common stock, with such interest subject to anti-dilution protection, as set forth in the Line of Credit Agreement.

As of July 31, 2020, there was $0 outstanding under the Line of Credit. In August 2020, Rafael Pharma called for a $5 million draw on the line of credit facility and the facility was funded by RP Finance in the amount of $5 million, in August 2020 and September 2020. The Company funded $1,875,000 in accordance with its 37.5% ownership interests in RP Finance.

Pharma Holdings, LLC, the Company’s 90%-owned subsidiary (the remaining 10% of which is held by Howard Jonas), currently holds 36.7 million shares of Rafael Pharmaceutical’s Series D Convertible Preferred Stock and a warrant to increase ownership to up to 56% of the fully-diluted equity interests in Rafael Pharmaceuticals (the “Warrant”). Pharma Holdings, LLC also owns 50% of CS Pharma Holdings, LLC (“CS Pharma”), a non-operating entity that holds 16.7 million shares of Rafael Pharma’s Series D Convertible Preferred Stock. A 0.25% share of CS Pharma is owned by Michael Weiss, a non-employee director of the Company. The Company and its subsidiaries collectively own securities representing 51% of the outstanding capital stock of Rafael Pharmaceuticals and 37% of the capital stock on a fully diluted basis (excluding the remainder of the Warrant).

On November 15, 2018, Howard Jonas entered into an agreement to purchase a convertible note from the Company for $15 million. The term of the note is three years and interest will accrue on the principal amount at a rate of 6% per annum, compounded quarterly. At the option of the Company, interest on the note can be capitalized and added to principal or payable in cash. The note is convertible at the option of the holder into shares of Class B Common Stock at a conversion price of $8.47 per share, the closing price of the Company’s Class B Common Stock on the trading day before the date of the investment agreement. The initial principal amount is convertible into 1,770,956 shares of Class B Common Stock and, if all interest for the three-year term of the note is capitalized, the note will be convertible into 2,117,388 shares of Class B Common Stock. If the closing price of the Company’s Class B Common Stock on the NYSE American is 200% of the conversion price for at least thirty (30) consecutive days, the Company may cause conversion of the note. The note, which was subsequently assigned by Mr. Jonas to the Howard S. Jonas 2017 Annuity Trust, and all accrued and unpaid interest thereon, was convertible into the Company’s Class B Common Stock at a price per share of $8.47 as the condition was satisfied and, on August 7, 2019, the Company caused the conversion of $15,667,375, the principal amount of note plus accrued but unpaid interest as of such date, into 1,849,749 shares of Class B Common Stock.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Company’s Class A Common Stock and Class B Common Stock by (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of the Class A Common Stock and the Class B Common Stock of the Company, (ii) each of the Company’s directors, director nominees, and the Named Executive Officers, and (iii) all directors and executive officers of the Company as a group. Unless otherwise noted in the footnotes to the table, to the best of the Company’s knowledge, the persons named in the table have sole voting and investing power with respect to all shares indicated as being beneficially owned by them.

Unless otherwise noted, the security ownership information provided below is given as of the close of business on November 19, 2020, and all shares are owned directly. Percentage ownership information is based on the following amount of outstanding shares: 787,163 shares of Class A Common Stock and 15,044,547 shares of Class B Common Stock. The numbers reported assume the conversion of all 787,163 currently outstanding shares of Class A Common Stock into Class B Common Stock.

Name	Number of Shares of Class A Common Stock	Percentage of Ownership of Class A Common Stock	Number of Shares of Class B Common Stock		Percentage of Ownership of Class B Common Stock	Percentage of Aggregate Voting Powerδ
Howard S. Jonas 520 Broad Street Newark, NJ 07102			604,435	(1)	3.7%	*
The Liora Jonas Stein 2020 Florida Trust, Alan Grayson, Trustee, dd. 04/06/2020	98,396	12.5%	542,432		3.6%	9.0%
The Michael Jonas 2020 New Jersey Trust, Mark Berger, Trustee, dd. 04/06/2020	98,396	12.5%	542,431		3.6%	9.0%
The Miriam Jonas 2020 New Jersey Trust, Liore Alroy, Trustee, dd. 04/06/2020	98,396	12.5%	542,431		3.6%	9.0%
The Samuel Jonas 2020 New Jersey Trust, Jason Cyrulnik, Trustee, dd. 04/06/2020	98,395	12.5%	542,431		3.6%	9.0%
The Jonathan Jonas 2020 South Dakota Trust, Bridgeford Trust Company, Trustee, dd. 04/06/2020	98,395	12.5%	542,431		3.6%	9.0%
The Joseph Jonas 2020 Alaska Trust, Peak Trust Company – Ak, Trustee, dd. 04/06/2020	98,395	12.5%	542,431		3.6%	9.0%
The Rachel Jonas 2020 Nevada Trust, Premier Trust, Inc., Trustee, dd. 04/06/2020	98,395	12.5%	542,431		3.6%	9.0%
The Tamar Jonas 2020 Nevada Trust, Peak Trust Company – Nv, Trustee, dd. 04/06/2020	98,395	12.5%	542,431		3.6%	9.0%
Dimensional Fund Advisors LP Building One 6300 Bee Cave Road Austin, Texas, 78746			834,792	(2)	5.6%	2.2%
Menachem Ash			133,116	(3)	*	*
David Polinsky			18,000	(4)	*	*
Stephen Greenberg			8,406		*	*
Rachel Jonas			—	(5)	*	*
Boris C. Pasche			8,406		*	*
Michael J. Weiss			8,406		*	*
All directors, Named Executive Officers and other executive officers as a group (6) persons)			780,769	(6)	4.8%	*

____________

*        Less than 1%.

δ        Voting power represents combined voting power of Class A Common Stock (three votes per share) and Class B Common Stock (one-tenth of one vote per share). Excludes stock options.

(1)      Consists of (i) 98,820 shares of Class B Common Stock owned by the Jonas Foundation; (ii) an aggregate of 3,890 shares held in custodial accounts for the benefit of certain children of Howard S. Jonas (of which Howard S. Jonas is the custodian); (iii) 1,725 shares held by Howard S. Jonas in his Company’s 401(k) plan account as of October 31, 2020; and (iv) currently exercisable options to purchase 500,000 shares held by Howard S. Jonas. The foregoing does not include (I) 3,000 shares of Class B Common Stock owned by the Howard S. and Deborah Jonas Foundation, Inc., as Howard S. Jonas does not beneficially own these shares, (II) an aggregate of 1,482,690 shares of Class B Common Stock beneficially owned by trusts for the benefit of the children of Howard S. Jonas, as Howard S. Jonas does not hold or share voting or investment control over these shares, (III) 80,000 shares of the Company’s Class B Common Stock owned by the 2012 Jonas Family, LLC (Howard S. Jonas is a minority equity holder of such entity) and (IV) 787,163 shares of Class A Common Stock (which are convertible into Class B Common Stock) beneficially owned by trusts for the benefit of the children of Howard S. Jonas, as Howard S. Jonas does not hold or share voting or investment control over these shares.

(2)      Based on a Schedule 13G filed with the Securities and Exchange Commission on February 12, 2020.

(3)      Consists of (a) 55,871 shares of Class B Common Stock, (b) 75,974 restricted shares of Class B Common Stock that vest as follows: 19,400 on March 26, 2021, 14,144 on each of January 24, 2021 and January 24, 2022, and 14,143 on each of January 24, 2023 and January 24, 2024, and (c) 1,271 shares of Class B Common Stock held by Mr. Ash in his Company 401(k) plan account as of October 31, 2020.

(4)      Consist of (a) 7,001 shares of Class B Common Stock, (b) 10,999 restricted shares of Class B Common Stock that vest as follows: 2,666 on March 26, 2021, 3,334 on September 23, 2021, 3,333 on September 23, 2022 and 1,666 on September 23, 2023.

(5)      Does not include (i) 98,395 shares of Class A Common Stock and 715,705 shares of Class B Common Stock owned by trusts for the benefit of Rachel Jonas, as Rachel Jonas does not hold or share voting or investment control of such shares, which are controlled by an independent trustee and (ii) 778 shares of Class B Common Stock held in a custodial account for her benefit.

(6)      Consists of the shares and options set forth above with respect to the Named Executive Officers and directors and director nominees.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under the securities laws of the United States, the Company’s directors, executive officers, and any persons holding more than ten percent or more of a registered class of the Company’s equity securities are required to file reports of ownership and changes in ownership, on a timely basis, with the SEC. Based on material provided to the Company, the Company believes that all such required reports were filed on a timely basis in Fiscal 2020.

EXECUTIVE COMPENSATION

Summary Compensation Table

The table below summarizes the total compensation paid or awarded to our executive officers (the “Named Executive Officers”) by the Company during Fiscal 2020 and Fiscal 2019.

Name and Principal Position	Fiscal Year	Salary(1)	Bonus(1)	Stock Awards(2)		Option Awards	All Other Compensation		Total
Howard Jonas	2020	$250,000	$—	$—		$—	$—		$250,000
Chairman of the Board, Chief Executive Officer	2019	$250,000	$—	$—		$—	$—		$250,000
David Polinsky	2020	$214,500	$60,000	$111,650	(3)	$—	$2,000	(4)	$388,150
Chief Financial Officer	2019	$195,000	$58,500	$—		$—	$2,000	(4)	$255,500
Menachem Ash	2020	$200,078	$150,000	$—		$—	$—		$350,078
President, General Counsel	2019	$185,000	$85,000	$1,219,885	(5)	$—	$—		$1,489,885

____________

(1)      The Company’s executive compensation structure is designed to attract and retain qualified and motivated personnel and align their interests with those of the Company and its stockholders. The Named Executive Officers are awarded bonuses based on certain accomplishments in respect of the relevant fiscal year. The Company does not target any specific proportion of total compensation in setting annual base salary and bonus compensation.

(2)      The amounts shown in these columns reflect the aggregate grant date fair value of restricted stock awards computed in accordance with FASB ASC Topic 718, which is based on the closing price of our common stock on the grant date. For a discussion of the valuation and a description of the restricted stock awards granted, please see Note 16 — Stock-Based Compensation to our Consolidated Financial Statements included in our Annual Report on Form 10-K for the Fiscal Year ended July 31, 2020. Restricted Class B Common stockholders are entitled to receive any dividends paid on Class B Common Stock of the Company.

(3)      Represents the value of the grant to Mr. Polinsky on September 23, 2019 of 5,000 restricted shares of the Company’s Class B Common Stock.

(4)      Represents the Company’s contribution to Mr. Polinsky’s account established under the Company’s 401(k) plan.

(5)      Represents the value of the grant to Mr. Ash on January 24, 2019 of 70,718 restricted shares of the Company’s Class B Common Stock.

Outstanding Equity Awards at 2020 Fiscal Year-End

The following table provides information on the current holdings of stock options and unvested restricted shares of the Company’s Class B Common Stock by our Named Executive Officers at July 31, 2020.

		Option Awards				Stock Awards
Name	Option Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable(2)	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested(1) ($)
Howard Jonas	3/28/2018	500,000	—	4.90	3/27/2023	—		—
David Polinsky	—	—	—	—	—	7,666	(3)	$107,094
Menachem Ash	—	—	—	—	—	75,974	(4)	$1,061,357

____________

(1)      The market value of unvested restricted shares of the Company’s Class B Common Stock is calculated by multiplying the number of such shares held by the applicable named executive officer by the closing price of our Class B Common Stock on July 31, 2020 (the last trading day of Fiscal 2020), which was $13.97.

(2)      All options listed in this column of the table that were granted in respect of options held to purchase shares of IDT Class B Common Stock in connection with IDT’s pro-rata spin-off of the Company are fully vested.

(3)      Represents restricted shares of Class B Common Stock that vested as to 1,667 on September 23, 2020 and restricted shares of Class B Common Stock to vest as to 2,666 shares on March 26, 2021, 1,667 on September 23, 2021 and 1,666 on September 23, 2022.

(4)      Represents restricted shares of Class B Common Stock to vest as to 19,400 shares on March 26, 2021, 14,144 shares on each of January 24, 2021 and January 24, 2022, and 14,143 shares on each of January 24, 2023 and January 24, 2024.

Except as provided for in agreements that the Company may enter into with its executive officers, any bonus compensation to executive officers will be determined by our Compensation Committee based on factors it deems appropriate, including the achievement of specific performance targets and our financial and business performance.

The Compensation Committee adopts goals and objectives for the fiscal year to be used as a guide when determining annual bonus payments to executive officers after the end of the fiscal year. Such goals may be Company-wide or targeted at specific segments, business units or corporate departments. The Compensation Committee reviews the performance of the Company relative to those goals and objectives, and the contribution of each executive officer to such performance at the end of the fiscal year and considers them as some of the factors when determining the amounts of annual bonuses to be awarded to executive officers.

Equity Compensation Plan Information as of July 31, 2020.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in first column of this table)
Equity compensation plans approved by security holders – 2018 Equity Incentive Plan	580,690	$4.90	103,850

We adopted our 2018 Plan to provide equity compensation to our Board of Directors, our management and our employees and consultants. Except as described above, we have not committed to make any grants under such plan. In conjunction with the Spin-off, approximately 95,190 shares of our Class B Common Stock were distributed to holders of unvested restricted shares of Class B Common Stock of IDT, which are similarly restricted. In addition, we issued options to purchase 626,662 shares of our Class B Common Stock in respect of outstanding options to purchase shares of Class B Common Stock of IDT. Such restricted shares and options were issued under the 2018 Plan.

PROPOSALS REQUIRING YOUR VOTE

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Pursuant to the Company’s Second Amended and Restated By-Laws, the authorized number of directors on the Board of Directors is between three and seventeen, with the actual number to be set, within that range, by the Board of Directors from time to time. The Board of Directors has set the number of directors on the Board of Directors, effective as of the Annual Meeting, at five. There are currently four directors on the Board of Directors. The current terms of all of the directors expire at the Annual Meeting. All four directors are standing for re-election at the Annual Meeting.

The nominees to the Board of Directors are Stephen M. Greenberg, Howard S. Jonas, Rachel Jonas, Boris C. Pasche, and Michael J. Weiss, each of whom has consented to be named in this proxy statement and to serve if elected. Each of the nominees other than Rachel Jonas is currently serving as a director of the Company. Brief biographical information about the nominees for directors is furnished below.

Each of these director nominees is standing for election for a term of one year until the 2021 Annual Meeting, or until his or her successor is duly elected and qualified or until his or her earlier resignation or removal. A majority of the votes cast at the Annual Meeting of Stockholders shall elect each director. Stockholders may not vote for more than five persons, which is the number of nominees identified herein. The biographical information and other information about the nominees is contained below. Following each nominee’s biographical information, we have provided information concerning particular experience, qualifications, attributes and/or skills that the Nominating Committee and the Board of Directors considered when determining that each nominee should serve as a director.

Howard S. Jonas has served as Chairman of the Board of Directors of the Company since August 17, 2017 and Chief Executive Officer since March 8, 2018. Mr. Jonas has been a director of Rafael Pharmaceuticals since April 2013 and was appointed Chairman of the Board in April 2016. Mr. Jonas founded IDT in August 1990, and has served as Chairman of its Board of Directors since its inception. Mr. Jonas served as Chief Executive Officer of IDT from October 2009 through December 2013. Mr. Jonas has served as Chairman of the Board of Directors of Genie Energy Ltd. since January 2011, when it was spun off from IDT, and served as Chief Executive Officer of Genie from January 2014 until November 2017. Mr. Jonas served as the Chairman of the Board of Zedge, Inc., a former subsidiary of IDT that was spun off to stockholders in June 2016, from June 2016 to November 2016, and as the Vice Chairman of Zedge since November 2016. Mr. Jonas also serves as Chairman of the Board of IDW Media Holdings, Inc., a former subsidiary of IDT that was spun off to stockholders in September 2009 and served as Chief Executive Officer until April 2020. Mr. Jonas is also the founder and has been President of Jonas Media Group (f/k/a Jonas Publishing) since its inception in 1979. Mr. Jonas received a B.A. in Economics from Harvard University.

Key Attributes, Experience and Skills:

As founder of the Company and Chairman of the Board since its inception, Mr. Jonas brings to the Board extensive and detailed knowledge of all aspects of our Company and each industry in which it is involved. In addition, having Mr. Jonas on the Board provides our Company with effective leadership.

Rachel Jonas has been nominated to serve as a director of the Company. Ms. Jonas has served on the board of the American Friends of Rambam Medical Center in Haifa, Israel, the largest hospital in that city and a leading medical center in Israel, since September 2019 and has been actively engaged in improving health care for the citizens of Haifa, one of the most diverse cities in Israel where Arabs and Jews live side by side and are treated side by side at the world class medical facility. Ms. Jonas served as Content Developer at PhraseTech from December 2018 to June 2019. Ms. Jonas is a veteran of the Israel Defense Forces where she served as a fitness trainer in an elite unit. Ms. Jonas received a B.A. in Communications, as well as a Minor in Marketing and Political Communications from IDC Herzeliya in 2018.

Key Attributes, Experience and Skills:

Ms. Jonas brings a different perspective to the Board than the other current members, in particular due to her age and gender.  She is the beneficiary of trusts that have significant holdings of the Company’s common stock and has provided input to the Chairman of the Board and management on Company strategic initiatives from that perspective. Ms. Jonas also brings to her service on the Board her experience in the administration of health care through her work with the Rambam Medical Center.  She has dedicated significant time, towards, and is deeply committed to, finding effective cancer treatments. Ms. Jonas also brings the perspective of her experience in the Israeli high tech sector.

Stephen Greenberg has served as a director since March 2018. He served as a director of Zedge, Inc. (NYSE American: ZDGE) from May 23, 2016 to January 2018. Mr. Greenberg has been managing member of PilgrimMediation Group since May 2012 and managing member of Bento Box Entertainment since January 2013. Mr. Greenberg previously served as Chairman of the Board and Chief Executive Officer of Net2Phone, Inc. and of IDT Spectrum, Inc. from 2002 to 2006. From June 2015 to June 2018, Mr. Greenberg served as the 29th Chairman of the Board of the Conference of Presidents of Major American Jewish Organizations, the central coordinating body on international and national concerns for fifty National Jewish Organizations. Mr. Greenberg has also served as Chairman of the National Coalition for Eurasian Jewry. Mr. Greenberg has been a member of the board of American

Friends of Beit Hatfusot since 1995 and previously served as the organization’s President and a member of the board of Tel Aviv Foundation since 2005. Mr. Greenberg was also a member of the board of International Hillel from 2006 to 2012. Mr. Greenberg received a B.A. in English cum laude from Washington & Jefferson College in 1965 and a J.D. with honors from George Washington University in 1968.

Key Attributes, Experience and Skills:

Mr. Greenberg is a seasoned professional and executive. He has overseen and advised companies as CEO as well as an attorney and in other capacities. Mr. Greenberg’s experience running Net2Phone will bring to the Board the perspective of an executive of a developing company that was newly public and dealing with the challenges of that position. His problem-solving skills, proven through his experience as an attorney, a mediator and a leader in public service, as well as his broad contacts in numerous fields, will also serve our Company well.

Boris C. Pasche, MD, Ph.D., has served as a director since March 2018 and is co-founder, member and Chief Executive Officer of TheraBionic Inc, formerly TheraBionic LLC and TheraBionic GmbH, companies focused on the commercialization of its first oncology application: treatment of advanced hepatocellular carcinoma. TheraBionic GmbH received European regulatory approval for its TheraBionic P1 device in July 2018. Since 2014, Dr. Pasche has served as attending physician at Wake Forest Medical Center, director at Wake Forest Baptist Comprehensive Cancer Center and he serves as chairman and holds the Charles L. Spurr Endowed Chair in Cancer Research, Department of Cancer Biology at Wake Forest University. Dr. Pasche is currently a member of the board of The Foundation for Research on Information Technologies in Society USA, Inc. From 2013 until 2016, Dr. Pasche served as associate editor of The Journal of the American Medical Association and prior to 2013 as contributing editor. From 2008 until 2014, Dr. Pasche was director of the Division of Hematology/Oncology of the University of Alabama at Birmingham (UAB) and Professor of Medicine with tenure, and the Martha Ann and David L. May Chair in Cancer Research. Dr. Pasche was associate director for Translational Research of the UAB Comprehensive Cancer Center between 2008 and 2009 and, from 2009 until 2011, was deputy director of the UAB Comprehensive Cancer Center. Dr. Pasche currently serves as an editorial board member of 4Open.

Dr. Pasche received his M.D. and Ph.D. degrees from the Karolinska Institute in Stockholm, Sweden and a M.D. degree from the University of Lausanne, Switzerland. Following a postdoctoral fellowship in Dr. Joseph Loscalzo’s lab at the Brigham and Women’s Hospital, Harvard Medical School, Dr. Pasche did an internship and residency in Internal Medicine at the New York Hospital, Cornell Medical Center. Dr. Pasche received his clinical training in Hematology/Oncology at Memorial Sloan-Kettering Cancer Center and did a second postdoctoral fellowship in the lab of Dr. Joan Massagué, Howard Hughes Medical Institute and Sloan-Kettering Institute for Cancer Research.

Dr. Pasche has served on multiple study sections for NCI, ACS, AACR, DOD and the Komen Foundation. He received the Ohio State University Human Cancer Genetics Program Commemorative Medal. He is an elected member of the American Society for Clinical Investigation (ASCI) and the American Clinical and Climatological Association (ACCA).

Key Attributes, Experience and Skills:

Dr. Pasche’s extensive and broad experience in the pharmaceutical industry, particularly his experience in developing new treatments in oncology, will bring perspective and insight to the Board in overseeing the Company’s pharmaceutical industry investments. His perspective as a practicing physician will also provide useful knowledge to the functioning of the Board. His experience with entities developing new drugs, in clinical trials and in obtaining regulatory approval will be critical in the Board’s oversight function.

Michael J. Weiss, MD, Ph.D., has served as a director since March 2018 and has been on staff as an ophthalmologist with the Edward S. Harkness Eye Institute since 1985 and has served as a director of Uveitis Service since July 1987. Dr. Weiss is a Clinical Professor of Ophthalmology at Columbia University Medical Center and was Board Certified in Ophthalmology in June 1987. Dr. Weiss received a Bachelor of Science from Bar-Ilan University, Israel in 1972, a Ph.D. from Columbia University School of Arts and Sciences in 1976 and a M.D. from Columbia College of Physicians and Surgeons in 1981. Dr. Weiss also did a Post-Graduate Fellowship at Columbia University Institute of Cancer Research from 1976-1977.

Key Attributes, Experience and Skills:

Dr. Weiss, as a practicing physician, is familiar with medical treatments that will bring perspective and insight to the Board in overseeing the Company’s pharmaceutical investments. Dr. Weiss has also previously served on the boards of public companies. His experience in oversight and corporate governance will serve the Company well.

The Board of Directors has no reason to believe that any of the persons named above will be unable or unwilling to serve as a director, if elected.

Relationships among Directors or Executive Officers

Howard S. Jonas and Rachel Jonas are father and daughter. There are no other familial relationships among any of the directors, director nominees or executive officers of the Company.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
THE ELECTION OF THE NOMINEES NAMED ABOVE.

Directors, Director Nominees and Executive Officers

The executive officers, directors and director nominees of the Company are as follows:

Name	Age	Position
Howard S. Jonas	64	Chairman of the Board of Directors, Director, Director Nominee, Chief Executive Officer and Named Executive Officer
Menachem Ash	48	President, General Counsel and Named Executive Officer
David Polinsky	49	Chief Financial Officer and Named Executive Officer
Stephen Greenberg	76	Director and Director Nominee
Rachel Jonas	27	Director Nominee
Boris C. Pasche	59	Director and Director Nominee
Michael J. Weiss	69	Director and Director Nominee

Set forth below is biographical information with respect to the Company’s current executive officers except Howard S. Jonas, whose information is set forth above under Proposal No. 1:

Menachem Ash has served as the Company’s President since July 2017 and General Counsel since March 2018. He has served as Executive Vice President of Strategy and Legal Affairs of IDT since October 2012. Mr. Ash served as the managing attorney of IDT’s legal department from June 2011 to October 2012. Mr. Ash has served as senior counsel to several IDT divisions since he joined IDT in July 2004, including IDT Telecom and IDT Carmel. Prior to joining IDT, Mr. Ash served as General Counsel to Telstar International, Inc., a telecommunications services provider. Mr. Ash also worked at KPMG as a senior associate in its tax group focusing on financial services and technology companies. He is a graduate of Brooklyn College and the Benjamin N. Cardozo School of Law.

David Polinsky has served as Chief Financial Officer of the Company since December 2017. Mr. Polinsky co-founded Rafael Pharmaceuticals and has served as its Vice President, General Counsel and Corporate Secretary from 2002, and as President, General Counsel and Secretary from 2016 through March 2018. He also served on Rafael Pharmaceutical’s Board from 2002 until 2014. Mr. Polinsky serves as treasurer of Barer Institute, Inc. Mr. Polinsky also serves as Chairman of the Board of TheGiftBox, a company he co-founded in the technology sector and is a member of the board of Innovative Food Holdings Inc. Prior to co-founding Rafael Pharmaceuticals, he served as Vice President and General Counsel for a New York-based real estate focused investment and management company, Square Management Corp., leading the investment analysis in and management of residential, office, retail and development properties. Previously and in partnership with the Honorable Edward I. Koch, former Mayor of New York City, Mr. Polinsky founded and served as CEO of a company that licensed and developed TheLaw.com. Mr. Polinsky earned his Juris Doctorate from Fordham University School of Law in 1996 and his Bachelor of Arts from Yeshiva University. Mr. Polinsky also earned the CFA Institute’s Investment Foundations certificate in 2017.

PROPOSAL NO. 2

RATIFICATION OF THE APPOINTMENT OF COHNREZNICK LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JULY 31, 2021

The Company’s stockholders are being asked to ratify the Board of Directors’ appointment of CohnReznick LLP (“CohnReznick”) as the Company’s independent registered public accounting firm for the fiscal year ending July 31, 2021.

CohnReznick is the Company’s independent registered public accounting firm and has served the Company as its independent registered public accounting firm since July 12, 2019. CohnReznick was the Company’s independent registered public accounting firm for Fiscal 2019. Prior to July 12, 2019, Zwick & Banyai, PLLC (“Zwick”) served the Company as its independent registered public accounting firm for Fiscal 2018. The Audit Committee of the Board of Directors has appointed CohnReznick as the Company’s independent registered public accounting firm for Fiscal 2021.

Neither the Company’s governing documents nor applicable law require stockholder ratification of our independent registered public accounting firm. However, the Audit Committee will consider the results of the stockholder vote for this proposal and, in the event of a negative vote, will review any future selection of CohnReznick. Even if CohnReznick’s appointment is ratified by the stockholders, the Audit Committee may, in its discretion, appoint a new independent registered public accounting firm at any time if it determines that such a change would be in the best interests of the Company and its stockholders.

We expect that representatives for CohnReznick will be present by phone at the Annual Meeting, will be available to respond to appropriate questions and will have the opportunity to make such statements as they may desire.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
THE RATIFICATION OF THE APPOINTMENT OF COHNREZNICK
AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
FOR THE FISCAL YEAR ENDING JULY 31, 2021.

On July 12, 2019, the Audit Committee of the Board of Directors dismissed Zwick and appointed CohnReznick as the Company’s independent registered public accounting firm for the remainder of Fiscal 2019.

The audit reports of Zwick on the Company’s consolidated financial statements as of and for the fiscal year ended July 31, 2018 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal year ended July 31, 2018 and through July 12, 2019, the date of the Audit Committee action, there were (1) no disagreements with Zwick on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Zwick, would have caused Zwick to make reference to the subject matter of the disagreement in connection with its reports on the Company’s financial statements for such periods, and (2) no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Zwick with a copy of the above disclosures and requested that Zwick furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the foregoing statements and, if not, stating the respects in which it does not agree. A copy of the letter from Zwick was filed as Exhibit 16.1 to the Company’s Form 8-K/A filed with the SEC on July 22, 2019.

During Fiscal 2018 and through July 12, 2019, the date of CohnReznick’s appointment by the Audit Committee, the Company did not consult with CohnReznick regarding either (1) the application of accounting principles to any specific completed or proposed transaction, (2) the type of audit opinion that might be rendered on the Company’s financial statements or (3) any matters or reportable events as set forth in Item 304(a)(1)(iv) and (v) of Regulation S-K.

Audit and Non-Audit Fees

The following table presents fees billed for professional services rendered by CohnReznick for the years ended July 31, 2019 and July 31, 2020:

Fiscal Year Ended July 31	2020		2019
Audit Fees	$126,000	(1)	$78,442	(2)
Audit Related Fees			—
Tax Fees			—
All Other Fees			—
Total	$126,000		$78,442

____________

(1)      Audit fees for Fiscal 2020 consist of fees for the audit of the Company’s financial statements included in the Company’s Form 10-K and reviews of financial statements included in the Company’s Form 10-Q and reimbursement of expenses.

(2)      Audit fees for Fiscal 2019 consisted of fees for the audit of the Company’s financial statements included in the Company’s Form 10-K and reimbursement of expenses related to the audit.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of the Independent Registered Public Accounting Firm

The Audit Committee is responsible for appointing, setting compensation for, and overseeing the work of the Company’s independent registered public accounting firm. The Audit Committee has established a policy regarding pre-approval of all audit and permissible non-audit services provided by the independent registered public accounting firm, and all such services were approved by the Audit Committee in Fiscal 2020.

The Audit Committee assesses requests for services by the independent registered public accounting firm using several factors. The Audit Committee will consider whether such services are consistent with the PCAOB’s and SEC’s rules on auditor independence. In addition, the Audit Committee will determine whether the independent registered public accounting firm is best positioned to provide the most effective and efficient service based upon the members’ familiarity with the Company’s business, people, culture, accounting systems, risk profile and whether the service might enhance the Company’s ability to manage or control risk or improve audit quality.

Report of the Audit Committee

The primary purpose of the Audit Committee is to assist the Board of Directors in its general oversight of the Company’s financial reporting process, internal controls, and audit functions. The Audit Committee’s function is more fully described in its charter, which can be found at the Corporate Governance section of the Company’s web site, http://rafaelholdings.irpass.com/Committees. The Audit Committee reviews its charter on a no less than annual basis. The Board of Directors, with input from its Corporate Governance Committee, annually reviews the NYSE listing standards’ definition of independence for Audit Committee members, questionnaires completed by the Audit Committee members and all information available to the Board of Directors and Corporate Governance Committee regarding relationships that could reasonably be expected to impact independence in accordance with those standards, and, at a meeting held on September 23, 2020, determined that each member of the Audit Committee meets those standards. In addition, the Corporate Governance Committee annually reviews the relevant definitions of financial literacy and Audit Committee financial expert with the information provided in the completed questionnaires to make determinations and recommendations to the Board of Directors. The Board of Directors, with input from its Corporate Governance Committee, has also determined that Stephen Greenberg qualifies as an “audit committee financial expert” within the meaning of Item 407(d)(5) of Regulation S-K.

The Company’s management is responsible for the preparation, presentation, and integrity of the Company’s financial statements, accounting and financial reporting principles, internal controls, and procedures designed to ensure compliance with accounting standards, applicable laws, and regulations. The Company retains RotenbergMeril to perform independent quarterly testing of the Company’s internal controls.

The Company’s independent registered public accounting firm for Fiscal 2020, CohnReznick LLP, was responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards and expressing an opinion on the conformity of those financial statements with U.S. generally accepted accounting principles.  The Audit Committee has ultimate authority and responsibility for selecting, compensating, evaluating and, when appropriate, replacing the Company’s independent registered public accounting firm, and evaluates, based on the information available to it, the independence of that firm. The Audit Committee has the authority to engage its own outside advisors, including experts in particular areas of accounting, as it determines appropriate, apart from counsel or advisors hired by the Company’s management.

The Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of the Company’s management or the independent registered public accounting firm; nor can the Audit Committee certify that the independent registered public accounting firm is “independent” under applicable rules. The Audit Committee serves a Board-level oversight role in which it provides advice, counsel, and direction to the Company’s management and to the auditors on the basis of the information it receives or develops, discussions with the Company’s management and the auditors, and the experience of the Audit Committee’s members in business, financial, and accounting matters.

The Audit Committee’s agenda for the year includes reviewing the Company’s financial statements, internal control over financial reporting, and audit and other matters. The Audit Committee met each quarter with its independent registered public accounting firm and the Company’s management to review the Company’s interim financial results before the publication of the Company’s quarterly earnings news releases and/or filings. The Company’s management’s and the independent registered public accounting firm’s presentations to, and discussions with, the Audit Committee cover various topics and events that may have significant financial impact or are the subject of discussions between the Company’s management and the independent registered public accounting audit firm. The Audit Committee reviews and discusses with the Company’s management the Company’s major financial risk exposures and the steps that the Company’s management has taken to monitor and control such exposures. The Audit Committee is responsible for establishing procedures for the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, including confidential, anonymous submission by the Company’s employees, received through established procedures, of any concerns regarding questionable accounting or auditing matters.

Among other matters, the Audit Committee monitors the activities and performance of the Company’s independent registered public accounting firm, including the audit scope, external audit fees, auditor independence matters, and the extent to which the independent registered public accounting firm can be retained to perform non-audit services. In accordance with Audit Committee policy and the requirements of law, the Audit Committee pre-approves all services to be provided by the Company’s independent registered public accounting firm. Pre-approval would be required for audit services, audit-related services, tax services, and other services.

The Audit Committee has reviewed and discussed with the Company’s management the audited financial statements of the Company for the fiscal year ended July 31, 2020, as well as the effectiveness of the Company’s internal controls over financial reporting as of July 31, 2020. CohnReznick LLP has provided the Audit Committee with the written disclosures and the letter required by the Public Company Accounting Oversight Board (PCAOB) regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and the Audit Committee has discussed with CohnReznick LLP and management that firm’s independence. The Audit Committee has also reviewed and discussed with CohnReznick LLP the matters required to be discussed with the independent registered public accounting firm by applicable PCAOB rules regarding “Communication with Audit Committees.”

Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements for the fiscal year ended July 31, 2020 be included in the Company’s Annual Report on Form 10-K for such fiscal year for filing with the Securities and Exchange Commission.

THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
Stephen Greenberg, Chairman
Dr. Boris Pasche
Dr. Michael Weiss

OTHER INFORMATION

Submission of Proposals for the 2022 Meeting of Stockholders

Stockholders who wish to present proposals for inclusion in the Company’s proxy materials in connection with the 2021 annual meeting of stockholders must submit such proposals in writing to the Corporate Secretary of the Company at 520 Broad Street, Newark, New Jersey 07102, which proposals must be received at such address no later than August 4, 2021. In addition, any stockholder proposal submitted with respect to the Company’s 2022 annual meeting of stockholders, which proposal is submitted outside the requirements of Rule 14a-8 under the Exchange Act and relevant interpretations thereof and other guidance related thereto, will not be included in the relevant proxy materials, will be considered untimely for purposes of Rule 14a-4 and 14a-5 if written notice thereof is received by the Company’s Corporate Secretary after October 18, 2021.

Availability of Annual Report on Form 10-K

Additional copies of the Company’s 2020 Annual Report and Form 10-K may be obtained by contacting Bill Ulrey, Investor Relations, Rafael Holdings, Inc., 520 Broad Street, Newark, NJ 07102; by email: invest@rafaelholdings.com; or by phone: (212) 658-1450 ext. 7.

Other Matters

The Board of Directors knows of no other business that will be presented at the Annual Meeting. If any other business is properly brought before the Annual Meeting, it is intended that proxies granted will be voted in respect thereof in accordance with the judgments of the persons voting the proxies.

It is important that the proxies be returned promptly and that your shares be represented. Stockholders are urged to fill in, sign and promptly return the accompanying form in the enclosed envelope.

BY ORDER OF THE BOARD OF DIRECTORS
November 23, 2020

Joyce Mason Corporate Secretary

ANNUAL MEETING OF STOCKHOLDERS OF RAFAEL HOLDINGS, INC. January 13, 2021 Important Notice Regarding the Availability of Proxy Materials for the Rafael Holdings, Inc.: Stockholders Meeting to be Held on January 13, 2021: The Notice of Annual Meeting and Proxy Statement and the 2020 Annual Report are available at: http://rafaelholdings.irpass.com/Annual_Reports Please complete, sign, date and mail your proxy card in the envelope provided, or vote via the Internet, as soon as possible. Please detach along perforated line and mail in the envelope provided. 00003333330000001000 2 011321 MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS OF RAFAEL HOLDINGS, INC. January 13, 2021 PROXY VOTING INSTRUCTIONS INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. Vote online until 11:59 PM EST the day before the meeting. MAIL - Date, sign and mail your proxy card in the envelope provided as soon as possible. IN PERSON - You may vote your shares in person by attending the Annual Meeting. GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. COMPANY NUMBER ACCOUNT NUMBER Important Notice Regarding the Availability of Proxy Materials for the Rafael Holdings, Inc.: Stockholders Meeting to be Held on January 13, 2021: The Notice of Annual Meeting and Proxy Statement and the 2020 Annual Report are available at: http://rafaelholdings.irpass.com/Annual_Reports Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet. 00003333330000001000 2 011321 THE BOARD OF DIRECTORS RECOMMENDS VOTES “FOR” THE LISTED NOMINEES AND “FOR” PROPOSAL 2 PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTES IN BLUE OR BLACK INK AS SHOWN HERE 1. Election of Directors: NOMINEES: Stephen Greenberg Howard S. Jonas Rachel Jonas Boris C. Pasche Michael J. Weiss FOR AGAINST ABSTAIN 2. To ratify the appointment of CohnReznick LLP as the Company’s independent registered public accounting firm for the Fiscal Year ending July 31, 2021. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. MARK “X” HERE IF YOU PLAN TO ATTEND THE MEETING. Signature of Stockholder Date: Signature of Stockholder Date : Note: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Electronic Distribution If you would like to receive future RAFAEL HOLDINGS, INC. proxy statements and annual reports electronically, please visit www.amstock.com. Click on Shareholder Account Access to enroll. Please enter your account number and tax identification number to log in, then select Receive Company Mailings via e-Mail and provide your e-mail address. REVOCABLE PROXY THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS RAFAEL HOLDINGS, INC. ANNUAL MEETING OF STOCKHOLDERS 520 Broad Street, Newark, New Jersey 07102 (212) 658-1450 PROXY FOR ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JANUARY 13, 2021 The undersigned appoints Howard S. Jonas and Joyce J. Mason, or either one of them, as the proxy of the undersigned with full power of substitution to attend and vote at the Annual Meeting of Stockholders (the “Annual Meeting”) of Rafael Holdings, Inc. to be held at the Offices of Rafael Holdings, Inc., 520 Broad Street, 4th Floor, Newark, New Jersey 07102 on January 13, 2021 at 11:30 a.m. local time, and any adjournment or postponement of the Annual Meeting, according to the number of votes the undersigned would be entitled to cast if personally present, for or against any proposal, including the election of members of the Board of Directors, and any and all other business that may come before the Annual Meeting, except as otherwise indicated on the reverse side of this card. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR THE BOARD OF DIRECTORS AND FOR PROPOSAL 2 LISTED ON THE REVERSE SIDE. (Continued and to be signed on the reverse side) 1.1 14475